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                                                                Exhibit 99.8(e)

                   MASTER ADMINISTRATIVE SERVICES AGREEMENT

                             Amended and Restated
                                August 1, 2006

                            Exhibit A, as revised:

             February 27, 2007 (Addition of MFS Series Trust XIV)

  May 1, 2007 (Redesignation of MFS Capital Opportunities Series to MFS Core
                                Equity Series)

             June 22, 2007 (Termination of AGF, MVF, IBF and MMB)

           June 29, 2007 (Addition of CCA, CXE, CMK, CIF, CXH, CMU)

August 1, 2007 (Termination of MFS Institutional International Research Equity
                                   Fund and
              MFS Institutional Municipal Money Market Portfolio)

                            Exhibit D, as revised:

                     August 1, 2007 (Revised Fee Schedule)

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                                                           As of August 1, 2007

             Master Administrative Services Agreement - Exhibit A

Funds

MFS Family of Funds

      MFS Series Trust I:
          MFS Cash Reserve Fund
          MFS Core Equity Fund
          MFS Core Growth Fund
          MFS New Discovery Fund
          MFS Research International Fund
          MFS Technology Fund
          MFS Value Fund

      MFS Series Trust II:
          MFS Emerging Growth Fund

      MFS Series Trust III:
          MFS High Income Fund
          MFS High Yield Opportunities Fund
          MFS Municipal High Income Fund

      MFS Series Trust IV:
          MFS Government Money Market Fund
          MFS Mid Cap Growth Fund
          MFS Money Market Fund

      MFS Series Trust V:
          MFS International New Discovery Fund
          MFS Research Fund
          MFS Total Return Fund

      MFS Series Trust VI:
          MFS Global Equity Fund
          MFS Global Total Return Fund
          MFS Utilities Fund

      MFS Series Trust VII:

      MFS Series Trust VIII:
          MFS Global Growth Fund
          MFS Strategic Income Fund

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   MFS Series Trust IX:
       MFS Bond Fund
       MFS Inflation-Adjusted Bond Fund
       MFS Limited Maturity Fund
       MFS Municipal Limited Maturity Fund
       MFS Research Bond Fund
       MFS Research Bond Fund J

   MFS Series Trust X:
       MFS Aggressive Growth Allocation Fund
       MFS Conservative Allocation Fund
       MFS Emerging Markets Debt Fund
       MFS Emerging Markets Equity Fund
       MFS Floating Rate High Income Fund
       MFS Growth Allocation Fund
       MFS International Diversification Fund
       MFS International Growth Fund
       MFS International Value Fund
       MFS Moderate Allocation Fund
       MFS New Endeavor Fund
       MFS Strategic Value Fund

   MFS Series Trust XI:
       MFS Mid Cap Value Fund
       MFS Union Standard Equity Fund

   MFS Series Trust XII:
       MFS Lifetime Retirement Income Fund
       MFS Lifetime 2010 Fund
       MFS Lifetime 2020 Fund
       MFS Lifetime 2030 Fund
       MFS Lifetime 2040 Fund
       MFS Sector Rotational Fund

   MFS Series Trust XIII:
       MFS Diversified Income Fund
       MFS Government Securities Fund

   MFS Series Trust XIV:
       MFS Institutional Money Market Portfolio

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   MFS Municipal Series Trust:
       MFS Alabama Municipal Bond Fund
       MFS Arkansas Municipal Bond Fund
       MFS California Municipal Bond Fund
       MFS Florida Municipal Bond Fund
       MFS Georgia Municipal Bond Fund
       MFS Maryland Municipal Bond Fund
       MFS Massachusetts Municipal Bond Fund
       MFS Mississippi Municipal Bond Fund
       MFS New York Municipal Bond Fund
       MFS North Carolina Municipal Bond Fund
       MFS Pennsylvania Municipal Bond Fund
       MFS South Carolina Municipal Bond Fund
       MFS Tennessee Municipal Bond Fund
       MFS Virginia Municipal Bond Fund
       MFS West Virginia Municipal Bond Fund
       MFS Municipal Income Fund

   MFS Growth Opportunities Fund

   Massachusetts Investors Growth Stock Fund

   MFS Government Limited Maturity Fund

   Massachusetts Investors Trust

II.MFS Closed-End Funds
       MFS Charter Income Trust
       MFS Government Markets Income Trust
       MFS Intermediate Income Trust
       MFS Multimarket Income Trust
       MFS Municipal Income Trust
       MFS Special Value Trust
       MFS Special Value Trust
       MFS California Insured Municipal Fund
       MFS High Income Municipal Fund
       MFS InterMarket Income Trust I
       MFS Intermediate Grade Municipal Trust
       MFS High Yield Municipal Trust

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III.MFS Institutional Funds

       MFS Institutional International Equity Fund
       MFS Institutional Large Cap Value Fund

   MFS Variable Insurance Trust:

       MFS Core Equity Series
       MFS Emerging Growth Series
       MFS Global Equity Series
       MFS High Income Series
       MFS Investors Growth Stock Series
       MFS Investors Trust Series
       MFS Mid Cap Growth Series
       MFS Money Market Series
       MFS New Discovery Series
       MFS Research Bond Series
       MFS Research International Series
       MFS Research Series
       MFS Strategic Income Series
       MFS Total Return Series
       MFS Utilities Series
       MFS Value Series